UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2026 (August 5, 2026)

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L. P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	REG	The Nasdaq Stock Market LLC
6.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCP	The Nasdaq Stock Market LLC
5.875% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCO	The Nasdaq Stock Market LLC

Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosures

Declaration of Dividend for Common Stock and Series A and Series B Preferred Stock

On August 5, 2026, the Board of Directors of Regency Centers Corporation (the “Company”):

1.
Declared a dividend on the Company's common stock of $0.755 per share, payable on October 2, 2026 to shareholders of record as of September 11, 2026.
2.
Declared a dividend on the Company’s 6.250% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), which will be paid at a rate of $0.390625 per share on October 30, 2026. The dividend will be payable to holders of record of the Company’s Series A Preferred Stock as of the close of business on October 15, 2026; and
3.
Declared a dividend on the Company’s 5.875% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”), which will be paid at a rate of $0.367200 per share on October 30, 2026. The dividend will be payable to holders of record of the Company’s Series B Preferred Stock as of the close of business on October 15, 2026.

Item 9.01(d)	Financial Statements and Exhibits

Exhibit 99.1	Press release issued by Regency Centers Corporation on August 6, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

August 6, 2026	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

August 6, 2026	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary